September 27, 2007

PHOCAS SMALL CAP VALUE FUND
a series of Advisors Series Trust

Supplement to the Prospectus
DatedApril 30, 2007

Effective October 1, 2007, the Phocas Small Cap Value Fund’s Rule 12b-1 fees and expense cap are reduced as follows:

	Old	New
Rule 12b-1 Fee	0.25%	0.00%
Expense Cap	1.50%	0.99%

The expense table and example below replace the expense table and example on pages 4and 5 of the Prospectus:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of either the Real Estate Fund or the Small Cap Value Fund.

Shareholder Fees[1] (fees paid directly from your investment)	Real Estate Fund	Small Cap Value Fund
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)[1]	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.75%	0.75%
Rule 12b-1 distribution fee[2]	0.25%	0.00%
Other expenses[3]	4.87%	4.07%
Total annual fund operating expenses	5.87%	4.82%
Less: Expense waiver/reimbursement[4]	-4.37%	-3.83%
Net annual fund operating expenses	1.50%	0.99%

[1]
The redemption fee applies only to those shares that have been held less than 90 days. The fee is payable to the respective Fund and is intended to benefit the remaining shareholders by reducing the cost of short-term trading. The Funds’ transfer agent charges a $15 fee for wire redemptions.

[2]	Effective October 1, 2007, the Advisor contractually agreed to reduce the Rule 12b-1 fees accrued for the Small Cap Value Fund from 0.25% to 0.00%.
[3]	These expenses, which include acquired fund fees and expenses, custodian, transfer agency, and other customary Fund expenses, have been restated to reflect current expenses as of October 1, 2007.
[4]
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that Net Annual Fund Operating Expenses of the Real Estate Fund do not exceed 1.50% of average daily net assets and that Net Annual Fund Operating Expenses of the Small Cap Value Fund do not exceed 0.99% of average daily net assets.  This contract’s term is indefinite and may be terminated only by the Trust’s Board of Trustees (the “Board”).  In turn, the Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Funds for three years from the date fees were waived or reimbursed.

EXAMPLE

The example below is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Funds’ operating expenses remain the same.

Please note that the figures below are based on the Funds’ net expenses as limited by the expense limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Real Estate Fund	$153	$474	$818	$1,791
Small Cap Value Fund	$101	$315	$547	$1,213

The paragraphs below replace the paragraphs under “Management of the Funds – Fund Expenses” on page 14 of the Prospectus:

Fund Expenses

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Funds to ensure that the total net annual fund operating expenses (excluding acquired fund fees and expenses, interest and tax expenses) do not exceed 1.50% of the Real Estate Fund’s average daily net assets and 0.99% of the Small Cap Value Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Funds in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds’ expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts.  The Funds must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Funds to pay distribution fees for sales and distribution of their shares.  With respect to shares of each Fund, the plan provides for a distribution fee of up to 0.25% of each Fund’s average daily net assets.  Because these fees are paid out over the life of the Fund’s assets, over time, these fees (to the extent they are charged) will increase the cost of your investment and may cost you more than paying other types of sales charges.  Effective October 1, 2007, no Rule 12b-1 fees will be charged to the Small Cap Value Fund.  The Advisor has contractually agreed to reduce the Rule 12b-1 fees accrued for the Small Cap Value Fund from 0.25% to 0.00%.  This reduction is permanent unless a reinstatement of the Rule 12b-1 fee for the Small Cap Value Fund is specifically approved by the Board of Trustees.

Please retain this Supplement with the Prospectus.

The date of this Prospectus Supplement is September 27, 2007